UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 02, 2026

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Wilshire Blvd. Suite 220
Los Angeles, California		90036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2026, WEBTOON Entertainment Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report, among other things, the appointment of Yongsoo Kim as the President of the Company.

The Company is filing this Current Report on Form 8-K/A (this “Amendment”) to amend the Initial Report to disclose certain compensation information related to Mr. Kim’s appointment that was not determinable at the time of the filing of the Initial Report. Except as expressly set forth herein, this Amendment does not amend the Initial Report in any way and does not modify or update any other disclosures contained in the Initial Report. This Amendment supplements the Initial Report and should be read in conjunction with the Initial Report.

Mr. Kim entered into an amended long-term assignment letter with the Company, dated March 26, 2026, effective as of March 2, 2026, a copy of which is filed as Exhibit 10.1 to this Amendment.

In connection with his appointment as the President of the Company, on March 26, 2026, the Board of Directors (the “Board”) approved the following compensation arrangements for Mr. Kim: (i) his annual base salary will be KRW 711,110,000 (equivalent to approximately $500,000), (ii) his short-term incentive opportunity will be $500,000, and (iii) his long-term equity incentive opportunity will be $750,000 of restricted stock units and $750,000 of performance stock units.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended Long-Term Assignment Letter between the Company and Yongsoo Kim dated March 26, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	March 30, 2026	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer and Chief Operating Officer